The Travelers Companies, Inc.
Financial Supplement - Second Quarter 2021

 The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.
Index

The Travelers Companies, Inc.
Financial Highlights

($ and shares in millions, except for per share data)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Net income (loss)	$600	$(40)	$827	$1,310	$733	$934	$560	$1,667
Net income (loss) per share:
Basic	$2.34	$(0.16)	$3.24	$5.13	$2.89	$3.70	$2.19	$6.58
Diluted	$2.33	$(0.16)	$3.23	$5.10	$2.87	$3.66	$2.19	$6.53
Core income (loss)	$676	$(50)	$798	$1,262	$699	$879	$626	$1,578
Core income (loss) per share:
Basic	$2.64	$(0.20)	$3.13	$4.94	$2.75	$3.48	$2.45	$6.23
Diluted	$2.62	$(0.20)	$3.12	$4.91	$2.73	$3.45	$2.44	$6.18
Return on equity	9.4%	(0.6)%	12.1%	18.4%	10.2%	13.0%	4.3%	11.6%
Core return on equity	11.5%	(0.8)%	13.5%	20.5%	11.1%	13.7%	5.3%	12.4%
Total assets, at period end	$109,436	$113,337	$116,384	$116,764	$117,032	$119,759	$113,337	$119,759
Total equity, at period end	$25,204	$26,943	$27,849	$29,201	$28,269	$29,156	$26,943	$29,156
Book value per share, at period end	$99.69	$106.42	$109.94	$115.68	$112.42	$116.86	$106.42	$116.86
Less: Net unrealized investment gains, net of tax	7.06	14.41	15.05	16.14	11.21	12.98	14.41	12.98
Adjusted book value per share, at period end	$92.63	$92.01	$94.89	$99.54	$101.21	$103.88	$92.01	$103.88

Weighted average number of common shares outstanding (basic)	254.4	251.6	253.3	253.4	252.1	250.7	253.6	251.4
Weighted average number of common shares outstanding and common stock equivalents (diluted)	255.9	251.6	254.3	254.8	254.1	253.1	254.7	253.6
Common shares outstanding at period end	252.8	253.2	253.3	252.4	251.5	249.5	253.2	249.5
Common stock dividends declared	$210	$218	$218	$218	$216	$224	$428	$440
Common stock repurchased:
Under Board of Directors authorization
Shares	3.5	—	—	1.4	2.4	2.6	3.5	5.0
Cost	$425	$—	$—	$200	$356	$400	$425	$756
Other
Shares	0.3	—	—	—	0.3	—	0.3	0.3
Cost	$46	$—	$—	$1	$41	$1	$46	$42

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Reconciliation to Net Income (Loss) and Earnings per Share

($ and shares in millions, except earnings per share)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Net income (loss)
Net income (loss)	$600	$(40)	$827	$1,310	$733	$934	$560	$1,667
Adjustments:
Net realized investment (gains) losses, after-tax	76	(10)	(29)	(48)	(34)	(47)	66	(81)
Impact of changes in tax laws and/or tax rates (1)	—	—	—	—	—	(8)	—	(8)
Core income (loss)	$676	$(50)	$798	$1,262	$699	$879	$626	$1,578
Basic earnings per share
Net income (loss)	$2.34	$(0.16)	$3.24	$5.13	$2.89	$3.70	$2.19	$6.58
Adjustments:
Net realized investment (gains) losses, after-tax	0.30	(0.04)	(0.11)	(0.19)	(0.14)	(0.19)	0.26	(0.32)
Impact of changes in tax laws and/or tax rates (1)	—	—	—	—	—	(0.03)	—	(0.03)
Core income (loss)	$2.64	$(0.20)	$3.13	$4.94	$2.75	$3.48	$2.45	$6.23
Diluted earnings per share
Net income (loss)	$2.33	$(0.16)	$3.23	$5.10	$2.87	$3.66	$2.19	$6.53
Adjustments:
Net realized investment (gains) losses, after-tax	0.29	(0.04)	(0.11)	(0.19)	(0.14)	(0.18)	0.25	(0.32)
Impact of changes in tax laws and/or tax rates (1)	—	—	—	—	—	(0.03)	—	(0.03)
Core income (loss)	$2.62	$(0.20)	$3.12	$4.91	$2.73	$3.45	$2.44	$6.18

Adjustments to net income (loss) and weighted average shares for net income (loss) EPS calculations: (2)

Basic and Diluted	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Net income (loss), as reported	$600	$(40)	$827	$1,310	$733	$934	$560	$1,667
Participating share-based awards - allocated income	(5)	(1)	(6)	(10)	(5)	(7)	(3)	(12)
Net income (loss) available to common shareholders - basic and diluted	$595	$(41)	$821	$1,300	$728	$927	$557	$1,655
Common Shares
Basic
Weighted average shares outstanding	254.4	251.6	253.3	253.4	252.1	250.7	253.6	251.4
Diluted
Weighted average shares outstanding	254.4	251.6	253.3	253.4	252.1	250.7	253.6	251.4
Weighted average effects of dilutive securities - stock options and performance shares	1.5	—	1.0	1.4	2.0	2.4	1.1	2.2
Diluted weighted average shares outstanding	255.9	251.6	254.3	254.8	254.1	253.1	254.7	253.6

(1) Impact is recognized in the accounting period in which the change is enacted.
(2)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the core income EPS calculations.
See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statement of Income (Loss) - Consolidated

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Revenues
Premiums	$7,229	$6,955	$7,380	$7,480	$7,386	$7,616	$14,184	$15,002
Net investment income	611	268	671	677	701	818	879	1,519
Fee income	108	114	101	106	101	104	222	205
Net realized investment gains (losses)	(98)	13	37	50	44	61	(85)	105
Other revenues	58	51	86	84	81	88	109	169
Total revenues	7,908	7,401	8,275	8,397	8,313	8,687	15,309	17,000
Claims and expenses
Claims and claim adjustment expenses	4,789	5,107	4,886	4,341	4,970	5,045	9,896	10,015
Amortization of deferred acquisition costs	1,178	1,173	1,207	1,215	1,207	1,254	2,351	2,461
General and administrative expenses	1,137	1,121	1,109	1,142	1,163	1,174	2,258	2,337
Interest expense	84	85	87	83	82	83	169	165
Total claims and expenses	7,188	7,486	7,289	6,781	7,422	7,556	14,674	14,978
Income (loss) before income taxes	720	(85)	986	1,616	891	1,131	635	2,022
Income tax expense (benefit)	120	(45)	159	306	158	197	75	355
Net income (loss)	$600	$(40)	$827	$1,310	$733	$934	$560	$1,667

Other statistics
Effective tax rate on net investment income	15.1%	6.2%	15.6%	15.4%	15.9%	16.7%	12.4%	16.3%
Net investment income (after-tax)	$519	$251	$566	$572	$590	$682	$770	$1,272

Catastrophes, net of reinsurance:
Pre-tax	$333	$854	$397	$29	$835	$475	$1,187	$1,310
After-tax	$263	$673	$314	$24	$659	$376	$936	$1,035

Prior year reserve development - favorable:
Pre-tax	$27	$2	$142	$180	$317	$182	$29	$499
After-tax	$21	$1	$113	$141	$249	$144	$22	$393

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Income (Loss) by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Underwriting gain (loss)	$220	$(232)	$281	$741	$166	$253	$(12)	$419
Net investment income	519	251	566	572	590	682	770	1,272
Other income (expense), including interest expense	(63)	(69)	(49)	(51)	(57)	(56)	(132)	(113)
Core income (loss)	676	(50)	798	1,262	699	879	626	1,578
Net realized investment gains (losses)	(76)	10	29	48	34	47	(66)	81
Impact of changes in tax laws and/or tax rates (1)	—	—	—	—	—	8	—	8
Net income (loss)	$600	$(40)	$827	$1,310	$733	$934	$560	$1,667
Combined ratio (2) (3)
Loss and loss adjustment expense ratio	65.5%	72.7%	65.6%	57.3%	66.7%	65.6%	69.0%	66.1%
Underwriting expense ratio	30.0%	31.0%	29.3%	29.4%	29.9%	29.7%	30.5%	29.8%
Combined ratio	95.5%	103.7%	94.9%	86.7%	96.6%	95.3%	99.5%	95.9%
Impact on combined ratio:
Net favorable prior year reserve development	(0.4)%	—%	(1.9)%	(2.4)%	(4.2)%	(2.4)%	(0.2)%	(3.3)%
Catastrophes, net of reinsurance	4.6%	12.3%	5.3%	0.4%	11.3%	6.3%	8.4%	8.7%
Underlying combined ratio	91.3%	91.4%	91.5%	88.7%	89.5%	91.4%	91.3%	90.5%

(1)  Impact is recognized in the accounting period in which the change is enacted.
(2)  Before policyholder dividends.
(3)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses.  These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio.  See following:

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Billing and policy fees and other	$28	$17	$24	$28	$27	$27	$45	$54
Fee income:
Loss and loss adjustment expenses	$41	$44	$35	$41	$38	$39	$85	$77
Underwriting expenses	67	70	66	65	63	65	137	128
Total fee income	$108	$114	$101	$106	$101	$104	$222	$205
Non-insurance general and administrative expenses	$55	$52	$60	$67	$70	$77	$107	$147

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Core Income (Loss) - Consolidated

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Revenues
Premiums	$7,229	$6,955	$7,380	$7,480	$7,386	$7,616	$14,184	$15,002
Net investment income	611	268	671	677	701	818	879	1,519
Fee income	108	114	101	106	101	104	222	205
Other revenues	58	51	86	84	81	88	109	169
Total revenues	8,006	7,388	8,238	8,347	8,269	8,626	15,394	16,895
Claims and expenses
Claims and claim adjustment expenses	4,789	5,107	4,886	4,341	4,970	5,045	9,896	10,015
Amortization of deferred acquisition costs	1,178	1,173	1,207	1,215	1,207	1,254	2,351	2,461
General and administrative expenses	1,137	1,121	1,109	1,142	1,163	1,174	2,258	2,337
Interest expense	84	85	87	83	82	83	169	165
Total claims and expenses	7,188	7,486	7,289	6,781	7,422	7,556	14,674	14,978
Core income (loss) before income taxes	818	(98)	949	1,566	847	1,070	720	1,917
Income tax expense (benefit)	142	(48)	151	304	148	191	94	339
Core income (loss)	$676	$(50)	$798	$1,262	$699	$879	$626	$1,578
Other statistics
Effective tax rate on net investment income	15.1%	6.2%	15.6%	15.4%	15.9%	16.7%	12.4%	16.3%
Net investment income (after-tax)	$519	$251	$566	$572	$590	$682	$770	$1,272
Catastrophes, net of reinsurance:
Pre-tax	$333	$854	$397	$29	$835	$475	$1,187	$1,310
After-tax	$263	$673	$314	$24	$659	$376	$936	$1,035
Prior year reserve development - favorable:
Pre-tax	$27	$2	$142	$180	$317	$182	$29	$499
After-tax	$21	$1	$113	$141	$249	$144	$22	$393

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Statutory underwriting
Gross written premiums	$8,152	$7,751	$8,243	$7,617	$8,407	$8,597	$15,903	$17,004
Net written premiums	$7,346	$7,346	$7,771	$7,269	$7,505	$8,135	$14,692	$15,640
Net earned premiums	$7,229	$6,955	$7,380	$7,480	$7,386	$7,616	$14,184	$15,002
Losses and loss adjustment expenses	4,733	5,053	4,830	4,291	4,920	5,003	9,786	9,923
Underwriting expenses	2,193	2,212	2,214	2,153	2,276	2,361	4,405	4,637
Statutory underwriting gain (loss)	303	(310)	336	1,036	190	252	(7)	442
Policyholder dividends	12	8	11	10	11	10	20	21
Statutory underwriting gain (loss) after policyholder dividends	$291	$(318)	$325	$1,026	$179	$242	$(27)	$421
Other statutory statistics
Reserves for losses and loss adjustment expenses	$43,913	$45,112	$46,181	$46,247	$47,153	$47,893	$45,112	$47,893
Increase in reserves	$170	$1,199	$1,069	$66	$906	$740	$1,369	$1,646
Statutory capital and surplus	$20,808	$20,607	$21,230	$22,180	$22,403	$22,797	$20,607	$22,797
Net written premiums/surplus (1)	1.41:1	1.42:1	1.39:1	1.34:1	1.33:1	1.35:1	1.42:1	1.35:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Written premiums
Gross	$8,152	$7,751	$8,243	$7,617	$8,407	$8,597	$15,903	$17,004
Ceded	(806)	(405)	(472)	(348)	(902)	(462)	(1,211)	(1,364)
Net	$7,346	$7,346	$7,771	$7,269	$7,505	$8,135	$14,692	$15,640
Earned premiums
Gross	$7,683	$7,446	$7,898	$7,961	$7,895	$8,164	$15,129	$16,059
Ceded	(454)	(491)	(518)	(481)	(509)	(548)	(945)	(1,057)
Net	$7,229	$6,955	$7,380	$7,480	$7,386	$7,616	$14,184	$15,002

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) - Business Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Revenues
Premiums	$3,864	$3,735	$3,841	$3,854	$3,799	$3,880	$7,599	$7,679
Net investment income	453	180	498	502	523	615	633	1,138
Fee income	102	108	95	100	95	97	210	192
Other revenues	31	36	58	51	53	57	67	110
Total revenues	4,450	4,059	4,492	4,507	4,470	4,649	8,509	9,119
Claims and expenses
Claims and claim adjustment expenses	2,791	2,880	2,804	2,329	2,788	2,539	5,671	5,327
Amortization of deferred acquisition costs	636	622	633	627	627	642	1,258	1,269
General and administrative expenses	685	656	651	672	683	688	1,341	1,371
Total claims and expenses	4,112	4,158	4,088	3,628	4,098	3,869	8,270	7,967
Segment income (loss) before income taxes	338	(99)	404	879	372	780	239	1,152
Income tax expense (benefit)	49	(41)	39	166	55	137	8	192
Segment income (loss)	$289	$(58)	$365	$713	$317	$643	$231	$960
Other statistics
Effective tax rate on net investment income	15.0%	6.3%	15.6%	15.4%	15.8%	16.7%	12.5%	16.3%
Net investment income (after-tax)	$385	$169	$421	$423	$441	$511	$554	$952
Catastrophes, net of reinsurance:
Pre-tax	$195	$377	$97	$(24)	$506	$149	$572	$655
After-tax	$154	$298	$76	$(19)	$399	$119	$452	$518
Prior year reserve development - favorable (unfavorable):
Pre-tax	$5	$—	$(220)	$124	$134	$73	$5	$207
After-tax	$3	$—	$(173)	$97	$105	$58	$3	$163

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Underwriting gain (loss)	$(84)	$(221)	$(59)	$292	$(116)	$137	$(305)	$21
Net investment income	385	169	421	423	441	511	554	952
Other income (expense)	(12)	(6)	3	(2)	(8)	(5)	(18)	(13)
Segment income (loss)	$289	$(58)	$365	$713	$317	$643	$231	$960
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	70.9%	75.8%	71.8%	59.2%	72.2%	64.3%	73.3%	68.2%
Underwriting expense ratio	31.3%	31.3%	30.5%	30.6%	31.3%	31.0%	31.3%	31.1%
Combined ratio	102.2%	107.1%	102.3%	89.8%	103.5%	95.3%	104.6%	99.3%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(0.1)%	—%	5.8%	(3.2)%	(3.5)%	(1.9)%	—%	(2.7)%
Catastrophes, net of reinsurance	5.0%	10.1%	2.5%	(0.6)%	13.3%	3.9%	7.5%	8.5%
Underlying combined ratio	97.3%	97.0%	94.0%	93.6%	93.7%	93.3%	97.1%	93.5%

(1)  Before policyholder dividends.
(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses.  These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio.  See following:

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Billing and policy fees and other	$4	$3	$4	$5	$4	$3	$7	$7
Fee income:
Loss and loss adjustment expenses	$41	$44	$35	$41	$38	$39	$85	$77
Underwriting expenses	61	64	60	59	57	58	125	115
Total fee income	$102	$108	$95	$100	$95	$97	$210	$192
Non-insurance general and administrative expenses	$47	$42	$52	$56	$60	$65	$89	$125

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Statutory underwriting
Gross written premiums	$4,794	$4,127	$4,230	$3,909	$4,776	$4,356	$8,921	$9,132
Net written premiums	$4,190	$3,777	$3,833	$3,631	$4,125	$3,980	$7,967	$8,105
Net earned premiums	$3,864	$3,735	$3,841	$3,854	$3,799	$3,880	$7,599	$7,679
Losses and loss adjustment expenses	2,737	2,828	2,750	2,282	2,741	2,500	5,565	5,241
Underwriting expenses	1,247	1,167	1,145	1,132	1,251	1,226	2,414	2,477
Statutory underwriting gain (loss)	(120)	(260)	(54)	440	(193)	154	(380)	(39)
Policyholder dividends	10	6	9	7	8	6	16	14
Statutory underwriting gain (loss) after policyholder dividends	$(130)	$(266)	$(63)	$433	$(201)	$148	$(396)	$(53)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Business Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Net written premiums by market
Domestic
Select Accounts	$799	$734	$658	$630	$729	$726	$1,533	$1,455
Middle Market	2,408	1,960	2,131	2,012	2,384	2,087	4,368	4,471
National Accounts	301	215	239	241	290	213	516	503
National Property and Other	428	585	602	471	445	647	1,013	1,092
Total Domestic	3,936	3,494	3,630	3,354	3,848	3,673	7,430	7,521
International	254	283	203	277	277	307	537	584
Total	$4,190	$3,777	$3,833	$3,631	$4,125	$3,980	$7,967	$8,105
Net written premiums by product line
Domestic
Workers’ compensation	$1,096	$780	$774	$699	$948	$754	$1,876	$1,702
Commercial automobile	755	667	689	679	762	715	1,422	1,477
Commercial property	433	620	603	507	466	678	1,053	1,144
General liability	683	531	630	603	714	615	1,214	1,329
Commercial multi-peril	956	892	899	861	940	908	1,848	1,848
Other	13	4	35	5	18	3	17	21
Total Domestic	3,936	3,494	3,630	3,354	3,848	3,673	7,430	7,521
International	254	283	203	277	277	307	537	584
Total	$4,190	$3,777	$3,833	$3,631	$4,125	$3,980	$7,967	$8,105

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Revenues
Premiums	$667	$693	$723	$740	$743	$776	$1,360	$1,519
Net investment income	55	42	58	58	59	64	97	123
Other revenues	5	5	7	10	5	7	10	12
Total revenues	727	740	788	808	807	847	1,467	1,654
Claims and expenses
Claims and claim adjustment expenses	327	403	392	342	374	335	730	709
Amortization of deferred acquisition costs	124	128	133	134	134	142	252	276
General and administrative expenses	125	123	124	128	130	135	248	265
Total claims and expenses	576	654	649	604	638	612	1,230	1,250
Segment income before income taxes	151	86	139	204	169	235	237	404
Income tax expense	29	14	24	40	32	48	43	80
Segment income	$122	$72	$115	$164	$137	$187	$194	$324
Other statistics
Effective tax rate on net investment income	14.7%	3.0%	14.8%	14.4%	15.0%	15.7%	9.7%	15.4%
Net investment income (after-tax)	$47	$41	$49	$50	$50	$55	$88	$105
Catastrophes, net of reinsurance:
Pre-tax	$1	$7	$2	$1	$24	$3	$8	$27
After-tax	$1	$5	$2	$1	$19	$2	$6	$21
Prior year reserve development - favorable (unfavorable):
Pre-tax	$—	$(33)	$—	$32	$15	$44	$(33)	$59
After-tax	$—	$(26)	$—	$25	$12	$35	$(26)	$47

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Underwriting gain	$72	$29	$61	$107	$84	$128	$101	$212
Net investment income	47	41	49	50	50	55	88	105
Other income	3	2	5	7	3	4	5	7
Segment income	$122	$72	$115	$164	$137	$187	$194	$324
Combined ratio (1)
Loss and loss adjustment expense ratio	48.8%	57.8%	54.0%	45.7%	49.9%	42.6%	53.4%	46.2%
Underwriting expense ratio	37.1%	36.0%	35.3%	35.2%	35.3%	35.5%	36.5%	35.4%
Combined ratio	85.9%	93.8%	89.3%	80.9%	85.2%	78.1%	89.9%	81.6%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	—%	4.7%	—%	(4.2)%	(2.1)%	(5.7)%	2.4%	(3.9)%
Catastrophes, net of reinsurance	0.2%	1.0%	0.3%	0.1%	3.1%	0.4%	0.6%	1.7%
Underlying combined ratio	85.7%	88.1%	89.0%	85.0%	84.2%	83.4%	86.9%	83.8%

(1) General and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Non-insurance general and administrative expenses	$1	$1	$2	$2	$2	$1	$2	$3

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Statutory underwriting
Gross written premiums	$750	$770	$803	$861	$834	$919	$1,520	$1,753
Net written premiums	$663	$734	$754	$800	$723	$854	$1,397	$1,577
Net earned premiums	$667	$693	$723	$740	$743	$776	$1,360	$1,519
Losses and loss adjustment expenses	325	401	390	339	371	331	726	702
Underwriting expenses	254	253	261	261	270	287	507	557
Statutory underwriting gain	88	39	72	140	102	158	127	260
Policyholder dividends	2	2	2	3	3	4	4	7
Statutory underwriting gain after policyholder dividends	$86	$37	$70	$137	$99	$154	$123	$253

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Net written premiums by market
Domestic
Management Liability	$401	$438	$467	$463	$444	$497	$839	$941
Surety	215	220	208	202	200	232	435	432
Total Domestic	616	658	675	665	644	729	1,274	1,373
International	47	76	79	135	79	125	123	204
Total	$663	$734	$754	$800	$723	$854	$1,397	$1,577
Net written premiums by product line
Domestic
Fidelity & surety	$272	$274	$268	$258	$256	$287	$546	$543
General liability	289	326	339	357	340	389	615	729
Other	55	58	68	50	48	53	113	101
Total Domestic	616	658	675	665	644	729	1,274	1,373
International	47	76	79	135	79	125	123	204
Total	$663	$734	$754	$800	$723	$854	$1,397	$1,577

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income - Personal Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Revenues
Premiums	$2,698	$2,527	$2,816	$2,886	$2,844	$2,960	$5,225	$5,804
Net investment income	103	46	115	117	119	139	149	258
Fee income	6	6	6	6	6	7	12	13
Other revenues	22	10	21	23	23	24	32	47
Total revenues	2,829	2,589	2,958	3,032	2,992	3,130	5,418	6,122
Claims and expenses
Claims and claim adjustment expenses	1,671	1,824	1,690	1,670	1,808	2,171	3,495	3,979
Amortization of deferred acquisition costs	418	423	441	454	446	470	841	916
General and administrative expenses	320	333	328	333	344	343	653	687
Total claims and expenses	2,409	2,580	2,459	2,457	2,598	2,984	4,989	5,582
Segment income before income taxes	420	9	499	575	394	146	429	540
Income tax expense (benefit)	84	(1)	107	118	80	25	83	105
Segment income	$336	$10	$392	$457	$314	$121	$346	$435
Other statistics
Effective tax rate on net investment income	15.8%	9.1%	16.2%	16.0%	16.4%	17.1%	13.7%	16.8%
Net investment income (after-tax)	$87	$41	$96	$99	$99	$116	$128	$215
Catastrophes, net of reinsurance:
Pre-tax	$137	$470	$298	$52	$305	$323	$607	$628
After-tax	$108	$370	$236	$42	$241	$255	$478	$496
Prior year reserve development - favorable:
Pre-tax	$22	$35	$362	$24	$168	$65	$57	$233
After-tax	$18	$27	$286	$19	$132	$51	$45	$183

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Underwriting gain (loss)	$232	$(40)	$279	$342	$198	$(12)	$192	$186
Net investment income	87	41	96	99	99	116	128	215
Other income	17	9	17	16	17	17	26	34
Segment income	$336	$10	$392	$457	$314	$121	$346	$435
Combined ratio (1)
Loss and loss adjustment expense ratio	61.9%	72.2%	60.0%	57.9%	63.6%	73.3%	66.9%	68.6%
Underwriting expense ratio	26.3%	29.1%	26.4%	26.2%	26.7%	26.4%	27.6%	26.5%
Combined ratio	88.2%	101.3%	86.4%	84.1%	90.3%	99.7%	94.5%	95.1%
Impact on combined ratio:
Net favorable prior year reserve development	(0.8)%	(1.3)%	(12.8)%	(0.8)%	(5.9)%	(2.2)%	(1.1)%	(4.0)%
Catastrophes, net of reinsurance	5.0%	18.6%	10.5%	1.8%	10.8%	10.9%	11.6%	10.8%
Underlying combined ratio	84.0%	84.0%	88.7%	83.1%	85.4%	91.0%	84.0%	88.3%

(1)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Billing and policy fees and other	$24	$14	$20	$23	$23	$24	$38	$47
Fee income	$6	$6	$6	$6	$6	$7	$12	$13
Non-insurance general and administrative expenses	$—	$—	$—	$—	$2	$3	$—	$5

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Statutory underwriting
Gross written premiums	$2,608	$2,854	$3,210	$2,847	$2,797	$3,322	$5,462	$6,119
Net written premiums	$2,493	$2,835	$3,184	$2,838	$2,657	$3,301	$5,328	$5,958
Net earned premiums	$2,698	$2,527	$2,816	$2,886	$2,844	$2,960	$5,225	$5,804
Losses and loss adjustment expenses	1,671	1,824	1,690	1,670	1,808	2,172	3,495	3,980
Underwriting expenses	692	792	808	760	755	848	1,484	1,603
Statutory underwriting gain (loss)	$335	$(89)	$318	$456	$281	$(60)	$246	$221
Policies in force (in thousands)
Automobile	2,970	2,993	3,015	3,029	3,056	3,098	2,993	3,098
Homeowners and Other	5,534	5,679	5,790	5,858	5,944	6,076	5,679	6,076

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Personal Insurance

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Net written premiums by product line
Domestic
Automobile	$1,333	$1,204	$1,484	$1,348	$1,375	$1,467	$2,537	$2,842
Homeowners and Other	1,017	1,458	1,524	1,330	1,144	1,634	2,475	2,778
Total Domestic	2,350	2,662	3,008	2,678	2,519	3,101	5,012	5,620
International	143	173	176	160	138	200	316	338
Total	$2,493	$2,835	$3,184	$2,838	$2,657	$3,301	$5,328	$5,958

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance - Automobile

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Statutory underwriting
Gross written premiums	$1,447	$1,322	$1,609	$1,460	$1,481	$1,604	$2,769	$3,085
Net written premiums	$1,433	$1,316	$1,602	$1,453	$1,466	$1,597	$2,749	$3,063
Net earned premiums	$1,467	$1,254	$1,499	$1,500	$1,478	$1,525	$2,721	$3,003
Losses and loss adjustment expenses	982	738	841	923	845	1,026	1,720	1,871
Underwriting expenses	354	374	381	369	370	389	728	759
Statutory underwriting gain	$131	$142	$277	$208	$263	$110	$273	$373
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	66.9%	58.9%	56.0%	61.5%	57.2%	67.2%	63.3%	62.3%
Underwriting expense ratio	24.3%	28.9%	24.3%	24.5%	24.6%	24.4%	26.4%	24.5%
Combined ratio	91.2%	87.8%	80.3%	86.0%	81.8%	91.6%	89.7%	86.8%
Impact on combined ratio:
Net favorable prior year reserve development	(0.2)%	(1.2)%	(1.4)%	(1.4)%	(5.2)%	(2.1)%	(0.6)%	(3.7)%
Catastrophes, net of reinsurance	0.5%	2.9%	0.2%	—%	0.4%	1.7%	1.6%	1.1%
Underlying combined ratio	90.9%	86.1%	81.5%	87.4%	86.6%	92.0%	88.7%	89.4%
Catastrophe losses, net of reinsurance:
Pre-tax	$8	$35	$3	$—	$6	$26	$43	$32
After-tax	$6	$27	$3	$—	$5	$21	$33	$26
Prior year reserve development - favorable:
Pre-tax	$3	$15	$21	$20	$78	$33	$18	$111
After-tax	$2	$12	$17	$16	$61	$26	$14	$87

Policies in force (in thousands)	2,970	2,993	3,015	3,029	3,056	3,098
Change from prior year quarter	(0.4)%	0.4%	1.2%	1.9%	2.9%	3.5%
Change from prior quarter	(0.1)%	0.8%	0.7%	0.5%	0.9%	1.4%

(1)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Billing and policy fees and other	$15	$9	$12	$13	$14	$14	$24	$28
Fee income	$3	$4	$4	$3	$3	$4	$7	$7

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance - Homeowners and Other

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Statutory underwriting
Gross written premiums	$1,161	$1,532	$1,601	$1,387	$1,316	$1,718	$2,693	$3,034
Net written premiums	$1,060	$1,519	$1,582	$1,385	$1,191	$1,704	$2,579	$2,895
Net earned premiums	$1,231	$1,273	$1,317	$1,386	$1,366	$1,435	$2,504	$2,801
Losses and loss adjustment expenses	689	1,086	849	747	963	1,146	1,775	2,109
Underwriting expenses	338	418	427	391	385	459	756	844
Statutory underwriting gain (loss)	$204	$(231)	$41	$248	$18	$(170)	$(27)	$(152)
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	56.0%	85.3%	64.5%	53.9%	70.5%	79.8%	70.8%	75.3%
Underwriting expense ratio	28.6%	29.3%	28.7%	28.1%	28.9%	28.5%	29.0%	28.7%
Combined ratio	84.6%	114.6%	93.2%	82.0%	99.4%	108.3%	99.8%	104.0%
Impact on combined ratio:
Net favorable prior year reserve development	(1.6)%	(1.5)%	(25.9)%	(0.3)%	(6.6)%	(2.2)%	(1.6)%	(4.4)%
Catastrophes, net of reinsurance	10.5%	34.1%	22.3%	3.8%	21.9%	20.6%	22.5%	21.3%
Underlying combined ratio	75.7%	82.0%	96.8%	78.5%	84.1%	89.9%	78.9%	87.1%
Catastrophe losses, net of reinsurance:
Pre-tax	$129	$435	$295	$52	$299	$297	$564	$596
After-tax	$102	$343	$233	$42	$236	$234	$445	$470
Prior year reserve development - favorable:
Pre-tax	$19	$20	$341	$4	$90	$32	$39	$122
After-tax	$16	$15	$269	$3	$71	$25	$31	$96

Policies in force (in thousands)	5,534	5,679	5,790	5,858	5,944	6,076
Change from prior year quarter	7.2%	7.9%	8.0%	7.6%	7.4%	7.0%
Change from prior quarter	1.7%	2.6%	2.0%	1.2%	1.5%	2.2%

(1)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Billing and policy fees and other	$9	$5	$8	$10	$9	$10	$14	$19
Fee income	$3	$2	$2	$3	$3	$3	$5	$6

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Interest Expense and Other

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Revenues
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—

Claims and expenses
Interest expense	84	85	87	83	82	83	169	165
General and administrative expenses	7	9	6	9	6	8	16	14
Total claims and expenses	91	94	93	92	88	91	185	179

Loss before income tax benefit	(91)	(94)	(93)	(92)	(88)	(91)	(185)	(179)
Income tax benefit	(20)	(20)	(19)	(20)	(19)	(19)	(40)	(38)
Loss	$(71)	$(74)	$(74)	$(72)	$(69)	$(72)	$(145)	$(141)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Consolidated Balance Sheet

($ in millions)	June 30, 2021	December 31, 2020
Assets
Fixed maturities, available for sale, at fair value (amortized cost $71,465 and $68,830; allowance for expected credit losses of $2 and $2)	$75,576	$74,003
Equity securities, at fair value (cost $394 and $387)	513	453
Real estate investments	1,015	1,026
Short-term securities	5,703	5,511
Other investments	3,738	3,430
Total investments	86,545	84,423
Cash	689	721
Investment income accrued	608	603
Premiums receivable (net of allowance for expected credit losses of $105 and $105)	8,555	7,829
Reinsurance recoverables (net of allowance for estimated uncollectible reinsurance of $135 and $146)	8,209	8,350
Ceded unearned premiums	1,080	772
Deferred acquisition costs	2,501	2,358
Contractholder receivables (net of allowance for expected credit losses of $19 and $19)	4,016	4,242
Goodwill	4,020	3,976
Other intangible assets	314	317
Other assets	3,222	3,173
Total assets	$119,759	$116,764

Liabilities
Claims and claim adjustment expense reserves	$55,906	$54,521
Unearned premium reserves	16,210	15,222
Contractholder payables	4,035	4,261
Payables for reinsurance premiums	638	356
Deferred taxes	415	558
Debt	7,290	6,550
Other liabilities	6,109	6,095
Total liabilities	90,603	87,563
Shareholders’ equity
Common stock (1,750.0 shares authorized; 249.5 and 252.4 shares issued and outstanding)	24,002	23,743
Retained earnings	39,998	38,771
Accumulated other comprehensive income	1,769	2,502
Treasury stock, at cost (532.6 and 527.3 shares)	(36,613)	(35,815)
Total shareholders’ equity	29,156	29,201
Total liabilities and shareholders’ equity	$119,759	$116,764

The Travelers Companies, Inc.
Investment Portfolio

(at carrying value, $ in millions)	June 30, 2021	Pre-tax Book Yield (1)	December 31, 2020	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities (including redeemable preferred stock)	$42,989	2.70%	$40,230	2.90%
Tax-exempt fixed maturities	32,587	2.87%	33,773	2.83%
Total fixed maturities	75,576	2.77%	74,003	2.87%
Non-redeemable preferred stocks	46	5.02%	43	5.03%
Public common stocks	467		410
Total equity securities	513		453
Real estate investments	1,015		1,026
Short-term securities	5,703	0.10%	5,511	0.18%
Private equities	2,545		2,301
Hedge funds	229		197
Real estate partnerships	735		701
Other investments	229		231
Total other investments	3,738		3,430
Total investments	$86,545		$84,423

Net unrealized investment gains, net of tax, included in shareholders’ equity	$3,239		$4,074

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	June 30, 2021	December 31, 2020
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$3,590	$2,149
Obligations of states and political subdivisions:
Pre-refunded	3,687	3,544
All other	31,985	32,816
Total	35,672	36,360
Debt securities issued by foreign governments	1,036	1,054
Mortgage-backed securities - principally obligations of U.S. Government agencies	1,820	2,361
Corporates (including redeemable preferreds)	33,458	32,079
Total fixed maturities	$75,576	$74,003

Fixed Maturities
Quality Characteristics (1)

	June 30, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$32,350	42.8%	$31,653	42.8%
Aa	17,851	23.6	18,327	24.8
A	13,759	18.2	12,944	17.5
Baa	10,400	13.8	9,738	13.1
Total investment grade	74,360	98.4	72,662	98.2
Ba	824	1.1	870	1.2
B	298	0.4	366	0.5
Caa and lower	94	0.1	105	0.1
Total below investment grade	1,216	1.6	1,341	1.8
Total fixed maturities	$75,576	100.0%	$74,003	100.0%
Average weighted quality	Aa2, AA		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.0		3.8

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Gross investment income
Fixed maturities	$511	$498	$502	$500	$491	$493	$1,009	$984
Short-term securities	22	13	6	3	3	1	35	4
Other	88	(234)	173	182	218	335	(146)	553
	621	277	681	685	712	829	898	1,541
Investment expenses	10	9	10	8	11	11	19	22
Net investment income, pre-tax	611	268	671	677	701	818	879	1,519
Income taxes	92	17	105	105	111	136	109	247
Net investment income, after-tax	$519	$251	$566	$572	$590	$682	$770	$1,272

Effective tax rate	15.1%	6.2%	15.6%	15.4%	15.9%	16.7%	12.4%	16.3%

Average invested assets (1)	$76,191	$76,635	$78,722	$80,373	$81,209	$82,594	$76,508	$81,954

Average yield pre-tax (1)	3.2%	1.4%	3.4%	3.4%	3.5%	4.0%	2.3%	3.7%
Average yield after-tax	2.7%	1.3%	2.9%	2.8%	2.9%	3.3%	2.0%	3.1%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Net realized investment gains (losses)
Fixed maturities	$(2)	$10	$23	$21	$14	$24	$8	$38
Equity securities	(88)	43	16	37	26	32	(45)	58
Other (1)	(8)	(40)	(2)	(8)	4	5	(48)	9
Realized investment gains (losses) before tax	(98)	13	37	50	44	61	(85)	105
Related taxes	(22)	3	8	2	10	14	(19)	24
Net realized investment gains (losses)	$(76)	$10	$29	$48	$34	$47	$(66)	$81

Gross investment gains (1)	$31	$69	$41	$64	$50	$72	$100	$122
Gross investment losses before impairments (1)	(113)	(10)	(8)	(17)	(6)	(11)	(123)	(17)
Net investment gains (losses) before impairments	(82)	59	33	47	44	61	(23)	105
Net credit impairment (charges) recoveries	(16)	(46)	4	3	—	—	(62)	—
Net realized investment gains (losses) before tax	(98)	13	37	50	44	61	(85)	105
Related taxes	(22)	3	8	2	10	14	(19)	24
Net realized investment gains (losses)	$(76)	$10	$29	$48	$34	$47	$(66)	$81

($ in millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Net unrealized investment gains, net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$2,271	$4,632	$4,842	$5,175	$3,577	$4,113
Equity securities & other	2	2	2	—	2	(1)
Unrealized investment gains before tax	2,273	4,634	4,844	5,175	3,579	4,112
Related taxes	488	988	1,032	1,101	762	873
Balance, end of period	$1,785	$3,646	$3,812	$4,074	$2,817	$3,239

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$5	$—	$—	$—	$—	$—	$5	$—
Gross investment Treasury future losses	$12	$—	$—	$—	$—	$—	$12	$—
The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc.
Reinsurance Recoverables

($ in millions)	June 30, 2021	December 31, 2020
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$3,702	$3,731
Gross structured settlements (2)	2,885	2,964
Mandatory pools and associations (3)	1,757	1,801
Gross reinsurance recoverables (4)	8,344	8,496
Allowance for estimated uncollectible reinsurance (5)	(135)	(146)
Net reinsurance recoverables	$8,209	$8,350

(1)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in gross reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	June 30, 2021
Swiss Re Group	A+ second highest of 16 ratings	$538
Berkshire Hathaway	A++ highest of 16 ratings	301
Munich Re Group	A+ second highest of 16 ratings	282
Alleghany Group	A+ second highest of 16 ratings	201
Axa Group	A+ second highest of 16 ratings	188

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

(2)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amounts due from the life insurance company related to the structured settlement are included in both the claims and claim adjustment expense reserves and reinsurance recoverables in the Company’s consolidated balance sheet, as the Company retains the liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups included in gross structured settlements is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	June 30, 2021
Fidelity & Guaranty Life Group	A- fourth highest of 16 ratings	$738
Genworth Financial Group	B seventh highest of 16 ratings	310
John Hancock Group	A+ second highest of 16 ratings	270
Brighthouse Financial, Inc.	A third highest of 16 ratings	227
Symetra Financial Corporation	A third highest of 16 ratings	226

(3)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(4) Of the total reinsurance recoverables at June 30, 2021, after deducting mandatory pools and associations and before allowances for estimated uncollectible reinsurance, $5.72 billion, or 87%, were rated by A.M. Best Company.  The Company utilizes updated A.M. Best credit ratings on a quarterly basis when determining the allowance. Of the total rated by A.M. Best Company, 94% were rated A- or better.  The remaining 13% of reinsurance recoverables were comprised of the following:  6% related to captive insurance companies, 1% related to the Company’s participation in voluntary pools and 6% were balances from other companies not rated by A.M. Best Company.  Certain of the Company's reinsurance recoverables are collateralized by letters of credit, funds held or trust agreements.

(5) The Company reports its reinsurance recoverables net of an allowance for estimated uncollectible reinsurance. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, disputes, applicable coverage defenses and other relevant factors.  For structured settlements, the allowance is also based upon the Company’s ongoing review of life insurers’ creditworthiness and estimated amounts of coverage that would be available from state guaranty funds if a life insurer defaults. A probability-of-default methodology which reflects current and forecasted economic conditions is used to estimate the amount of uncollectible reinsurance due to credit-related factors and the estimate is reported in an allowance for estimated uncollectible reinsurance. The allowance also includes estimated uncollectible amounts related to dispute risk with reinsurers. The Company adopted updated guidance for the accounting for credit losses for financial instruments for the quarter ending March 31, 2020 which resulted in the recognition of an allowance for expected credit losses on structured settlements of $53 million, pre-tax, with an offsetting after-tax cumulative effect adjustment to retained earnings as of January 1, 2020.

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$35,142	$35,415	$36,210	$36,946	$36,999	$37,694	$35,142	$36,999
Incurred	2,737	2,828	2,750	2,282	2,741	2,500	5,565	5,241
Paid	(2,364)	(2,067)	(2,054)	(2,296)	(2,056)	(2,196)	(4,431)	(4,252)
Foreign exchange and other	(100)	34	40	67	10	12	(66)	22
End of period	$35,415	$36,210	$36,946	$36,999	$37,694	$38,010	$36,210	$38,010
Bond & Specialty Insurance
Beginning of period	$3,094	$3,085	$3,276	$3,447	$3,571	$3,691	$3,094	$3,571
Incurred	325	401	390	339	371	331	726	702
Paid	(300)	(216)	(237)	(243)	(256)	(254)	(516)	(510)
Foreign exchange and other	(34)	6	18	28	5	2	(28)	7
End of period	$3,085	$3,276	$3,447	$3,571	$3,691	$3,770	$3,276	$3,770
Personal Insurance
Beginning of period	$5,507	$5,413	$5,626	$5,788	$5,677	$5,768	$5,507	$5,677
Incurred	1,671	1,824	1,690	1,670	1,808	2,172	3,495	3,980
Paid	(1,693)	(1,644)	(1,546)	(1,816)	(1,730)	(1,837)	(3,337)	(3,567)
Foreign exchange and other	(72)	33	18	35	13	10	(39)	23
End of period	$5,413	$5,626	$5,788	$5,677	$5,768	$6,113	$5,626	$6,113
Total
Beginning of period	$43,743	$43,913	$45,112	$46,181	$46,247	$47,153	$43,743	$46,247
Incurred	4,733	5,053	4,830	4,291	4,920	5,003	9,786	9,923
Paid	(4,357)	(3,927)	(3,837)	(4,355)	(4,042)	(4,287)	(8,284)	(8,329)
Foreign exchange and other	(206)	73	76	130	28	24	(133)	52
End of period	$43,913	$45,112	$46,181	$46,247	$47,153	$47,893	$45,112	$47,893
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$295	$—	$—	$—	$—	$—
All other	(5)	—	(75)	(124)	(134)	(73)	(5)	(207)
Total Business Insurance (1)	(5)	—	220	(124)	(134)	(73)	(5)	(207)
Bond & Specialty Insurance	—	33	—	(32)	(15)	(44)	33	(59)
Personal Insurance	(22)	(35)	(362)	(24)	(168)	(65)	(57)	(233)
Total	$(27)	$(2)	$(142)	$(180)	$(317)	$(182)	$(29)	$(499)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Asbestos Reserves

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Asbestos reserves
Beginning reserves:
Gross	$1,601	$1,530	$1,470	$1,772	$1,668	$1,616	$1,601	$1,668
Ceded	(322)	(316)	(301)	(365)	(330)	(327)	(322)	(330)
Net	1,279	1,214	1,169	1,407	1,338	1,289	1,279	1,338
Incurred losses and loss expenses:
Gross	—	—	362	—	—	—	—	—
Ceded	—	—	(67)	—	—	—	—	—
Paid loss and loss expenses:
Gross	69	60	61	105	52	51	129	103
Ceded	(6)	(15)	(2)	(35)	(3)	(12)	(21)	(15)
Foreign exchange and other:
Gross	(2)	—	1	1	—	—	(2)	—
Ceded	—	—	1	—	—	—	—	—
Ending reserves:
Gross	1,530	1,470	1,772	1,668	1,616	1,565	1,470	1,565
Ceded	(316)	(301)	(365)	(330)	(327)	(315)	(301)	(315)
Net	$1,214	$1,169	$1,407	$1,338	$1,289	$1,250	$1,169	$1,250

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Capitalization

($ in millions)	June 30, 2021	December 31, 2020
Debt

Short-term debt
Commercial paper	$100	$100
Total short-term debt	100	100
Long-term debt
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	500
4.10% Senior notes due March 4, 2049 (1)	500	500
2.55% Senior notes due April 27, 2050 (1)	500	500
3.05% Senior notes due June 8, 2051 (1)	750	—
Total long-term debt	7,254	6,504
Unamortized fair value adjustment	40	41
Unamortized debt issuance costs	(104)	(95)
	7,190	6,450
Total debt	7,290	6,550
Common equity (excluding net unrealized investment gains, net of tax, included in shareholders’ equity)	25,917	25,127
Total capital (excluding net unrealized investment gains, net of tax, included in shareholders’ equity)	$33,207	$31,677
Total debt to capital (excluding net unrealized investment gains, net of tax, included in shareholders’ equity)	22.0%	20.7%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	June 30, 2021 (1)	December 31, 2020
Statutory capital and surplus	$22,797	$22,180
GAAP adjustments
Goodwill and intangible assets	3,565	3,568
Investments	4,308	5,337
Noninsurance companies	(3,694)	(3,730)
Deferred acquisition costs	2,501	2,358
Deferred federal income tax	(1,428)	(1,585)
Current federal income tax	(44)	(42)
Reinsurance recoverables	55	55
Furniture, equipment & software	805	841
Agents balances	150	168
Other	141	51
Total GAAP adjustments	6,359	7,021
GAAP shareholders’ equity	$29,156	$29,201

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statement of Cash Flows

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Cash flows from operating activities
Net income (loss)	$600	$(40)	$827	$1,310	$733	$934	$560	$1,667
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment (gains) losses	98	(13)	(37)	(50)	(44)	(61)	85	(105)
Depreciation and amortization	203	188	186	212	235	215	391	450
Deferred federal income tax expense (benefit)	6	(77)	4	38	56	1	(71)	57
Amortization of deferred acquisition costs	1,178	1,173	1,207	1,215	1,207	1,254	2,351	2,461
Equity in (income) loss from other investments	(67)	253	(154)	(162)	(200)	(313)	186	(513)
Premiums receivable	(326)	(245)	247	418	(333)	(385)	(571)	(718)
Reinsurance recoverables	(15)	75	(210)	(12)	12	142	60	154
Deferred acquisition costs	(1,215)	(1,238)	(1,241)	(1,160)	(1,258)	(1,343)	(2,453)	(2,601)
Claims and claim adjustment expense reserves	388	1,067	1,218	(51)	777	536	1,455	1,313
Unearned premium reserves	414	229	317	(368)	509	459	643	968
Other	(636)	292	(38)	511	(504)	410	(344)	(94)
Net cash provided by operating activities	628	1,664	2,326	1,901	1,190	1,849	2,292	3,039
Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,461	1,610	2,170	2,146	2,064	2,283	3,071	4,347
Proceeds from sales of investments:
Fixed maturities	388	832	774	1,063	1,238	1,244	1,220	2,482
Equity securities	33	21	22	35	25	20	54	45
Other investments	64	75	45	97	79	116	139	195
Purchases of investments:
Fixed maturities	(2,630)	(2,160)	(5,161)	(4,122)	(4,754)	(4,708)	(4,790)	(9,462)
Equity securities	(35)	(24)	(21)	(32)	(19)	(22)	(59)	(41)
Real estate investments	(16)	(8)	(9)	(80)	(5)	(9)	(24)	(14)
Other investments	(103)	(125)	(93)	(166)	(97)	(124)	(228)	(221)
Net sales (purchases) of short-term securities	906	(2,053)	(240)	821	524	(718)	(1,147)	(194)
Securities transactions in course of settlement	85	9	428	(569)	269	(40)	94	229
Acquisition, net of cash acquired	—	—	—	—	(38)	—	—	(38)
Other	(69)	(75)	(78)	(108)	(60)	(53)	(144)	(113)
Net cash provided by (used in) investing activities	84	(1,898)	(2,163)	(915)	(774)	(2,011)	(1,814)	(2,785)

The Travelers Companies, Inc.
Statement of Cash Flows (Continued)

($ in millions)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	YTD 2Q2020	YTD 2Q2021
Cash flows from financing activities
Treasury stock acquired - share repurchase authorization	(425)	—	—	(200)	(356)	(400)	(425)	(756)
Treasury stock acquired - net employee share-based compensation	(46)	—	—	(1)	(41)	(1)	(46)	(42)
Dividends paid to shareholders	(210)	(216)	(217)	(218)	(214)	(222)	(426)	(436)
Payment of debt	—	—	—	(500)	—	—	—	—
Issuance of debt	—	490	—	—	—	739	490	739
Issuance of common stock - employee share options	31	34	7	55	134	72	65	206
Net cash provided by (used in) financing activities	(650)	308	(210)	(864)	(477)	188	(342)	(289)
Effect of exchange rate changes on cash	(12)	5	7	16	3	—	(7)	3
Net increase (decrease) in cash	50	79	(40)	138	(58)	26	129	(32)
Cash at beginning of period	494	544	623	583	721	663	494	721
Cash at end of period	$544	$623	$583	$721	$663	$689	$623	$689
Income taxes paid	$15	$2	$396	$165	$58	$284	$17	$342
Interest paid	$60	$106	$60	$113	$59	$104	$166	$163

The Travelers Companies, Inc.
Glossary of Financial Measures and Description of Reportable Business Segments
The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’ equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Reconciliation of Shareholders’ Equity to Adjusted Shareholders’ Equity

	As of
($ in millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Shareholders’ equity	$25,204	$26,943	$27,849	$29,201	$28,269	$29,156
Adjustments:
Net unrealized investment gains, net of tax, included in shareholders’ equity	(1,785)	(3,646)	(3,812)	(4,074)	(2,817)	(3,239)
Net realized investment (gains) losses, net of tax	76	66	37	(11)	(34)	(81)
Impact of changes in tax laws and/or tax rates (1)	—	—	—	—	—	(8)
Adjusted shareholders’ equity	$23,495	$23,363	$24,074	$25,116	$25,418	$25,828
(1) Impact is recognized in the accounting period in which the change is enacted
Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated a catastrophe by internationally recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada.  Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is exceeded and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2021 ranges from $20 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to

The Travelers Companies, Inc.
Glossary of Financial Measures and Description of Reportable Business Segments
users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance and insurance-related services to its customers, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Northfield, National Programs, and Agribusiness; and International including Global Services.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom that was acquired in August 2017, as well as Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities, and the assumed reinsurance and certain other runoff operations.

Bond & Specialty Insurance - Bond & Specialty Insurance provides surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers in the United States and certain specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil (through a joint venture as described below), utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employee dishonesty, employment practices liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; and in the United States only, property, workers’ compensation, auto and general liability for financial institutions.

Bond & Specialty Insurance surety business in Brazil and Colombia is conducted through Junto Holding Brasil S.A. (Junto) and Junto Holding Latam S.A. in Brazil. The Company owns 49.5% of both Junto, a market leader in surety coverages in Brazil, and Junto Holding Latam S.A., a Colombian start-up surety provider. These joint venture investments are accounted for using the equity method and are included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance writes a broad range of property and casualty insurance covering individuals’ personal risks, primarily in the United States, as well as in Canada. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.